UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 15, 2004

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, California	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02(b).  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Henry C. Montgomery, a member of QuickLogic Corporation’s Board of Directors (the “Board”), resigned from the Board effective October 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2004

QuickLogic Corporation

/s/Carl M. Mills
Carl M. Mills
Vice President of Finance and Chief Financial Officer